Exhibit 99.1
BUILT TO LAST BB&T Capital Markets Manufacturing and Materials Conference New York City March 21, 2007

Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company's beliefs at the time the statements were made regarding future events which are subject to significant risks, uncertainties and other factors many of which are outside the Company's control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. The principal risks and uncertainties that may affect the company's actual performance include the following: the cyclical and seasonal nature of the Company's business; public infrastructure expenditures; adverse weather conditions; availability of raw materials; changes in energy costs including, without limitation, increases in natural gas; changes in the cost and availability of transportation; unexpected operational difficulties; inability to timely execute announced capacity expansions; governmental regulation and changes in governmental and public policy; changes in economic conditions specific to anyone or more of the Company's markets; competition; announced increases in capacity in the gypsum wallboard and cement industries; changes in the demand for residential housing construction or commercial construction; general economic conditions; and interest rates. For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy (including natural gas) could affect the revenues or operating earnings of our operations. In addition, changes in national and regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company's results of operations. These and other factors are described in the Annual Report on Form 10-K for the Company for the fiscal year ended March 31, 2006 and its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2006. These reports are filed with the Securities and Exchange Commission and may be obtained free of charge through the website maintained by the SEC at www.sec.gov. All forward-looking statements made in this presentation are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this presentation will increase with the passage of time. The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company's expectations.

Eagle at a Glance Industry Outlook Eagle's Growth Initiatives Taking Care of Our Shareholders Eagle Materials Inc.

Gypsum Wallboard Cement Gypsum Paperboard Concrete & Aggregates Eagle Materials

Low-cost producer of cement and wallboard Stable earnings and cash flow from sold out cement plants Constructing high return growth projects in both wallboard and cement Have continued to repurchase shares Increasing regular annual cash dividend Eagle Materials The Nation's Highest Margin Construction Products Company* * Based on comparison of earnings before interest and taxes/revenues for the most recently reported period for EXP comparable companies. See slide 6.

Eagle Materials continues to have the highest operating margins of the group * CRH TXI Hanson USG LaFarge SA Cemex Martin Marietta Vulcan Florida Rock Eagle East 0.1 0.13 0.14 0.16 0.16 0.17 0.18 0.2 0.24 0.34 * Based on comparison of EBIT Margins (TTM) for each of the listed companies for the most recently reported period. EBIT margins represent earnings before interest and taxes / revenues. EBIT is a non-GAAP measure. See slide entitled "Explanation of Non-GAAP Items" in the Appendix. EBIT Margins (TTM)

Steady top and bottom line growth ($ in millions) 02 03 04 05 06 07E Revenues 395 429 503 617 860 925 Revenues 02-07E CAGR - 15% For Fiscal Year Ending March 31 02 03 04 05 06 07E Op Income 79 102 115 172 264 320 Operating Earnings 02-07E CAGR - 26% $310-$325 $925

94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07E Eagle generates significant cash flow ($ in millions) (L) Revenues (R) Operating Cash Flow * *Cash from operations including changes in working capital

Eagle at a Glance Industry Outlook Eagle's Growth Initiatives Taking Care of Our Shareholders Eagle Materials Inc.

Cement Overview High Barriers to entry Lengthy environmental permitting process Extremely capital intensive with economies of scale Regional markets are impacted by size of new plants Favorable Growth Dynamics Broad-based demand directly linked to construction industry (predominately public works) Consumption has historically grown at 2% CAGR Stable Supply/Demand Dynamic In 2006, approximately 27% of the U.S. cement needs were satisfied through imports U.S. capacity approximately 85% foreign-owned and majority of imports controlled by foreign multi-nationals Eagle plans to expand its production capacity by 25% Expansion and modernization of our Illinois Cement plant complete We are in the engineering and permitting process required to expand and modernize our Nevada and Wyoming Cement plants Eagle Materials' Texas Lehigh Cement Joint Venture recently invested in a Houston Cement import terminal - Eagle's share represents approximately 250,000 short tons per year of imported Cement

Public Construction Source: Portland Cement Association (Fall 2006 Forecast). Public Construction put-in-place with cement consumption 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Public Construction 97.2 103.8 109.2 114.5 115.8 116 123.8 125.5 131.8 130.4 129.6 134.3 141 148.2 147.9 155.3 162.3 170.6 175.1 170.8 161.3 162.5 170.1 Public Cement Consumption 22767 23116 26138 29905 30836 28597 30253 32178 34286 33416 35853 37360 39341 42053 43874 45776 43012 46173 45048 45379 48611 52031 55021 Billions of '96 $ (L) Millions of Tons (R) The primary driver of U.S. Cement consumption remains strong Very positive current outlook as well as long-term outlook Increased cement intensities

Consumption Capacity 75 72 91 76 76 90 77 82 92.5 78 89 91.5 79 88 94 80 79 91 81 75 94 82 67 91 83 74 93 84 85 92 85 88 89.5 86 91 88.5 87 94 87.5 88 93 88 89 91 86 90 90 85 91 80 86 92 84 87 93 88 87 94 94 87.5 95 95 88.5 96 100 88 97 106 89 98 114 91 99 120 92.5 0 121 94 1 124 96 2 120 98 3 118.3 100.4 4 126.4 100.4 5 133.8 104 6 136.5 105.2 07E 136.5 106 U.S. Cement Industry Overview Capacity vs. Consumption Source: PCA Data and Company estimates (Calendar Year) Imports

World Cement Consumption Capesize Panamax Handymax 12/21/2001 11600 7000 6250 12/28/2001 11600 7250 6250 1/4/2002 11600 7250 6250 1/11/2002 11600 7300 6250 1/18/2002 11500 8000 6150 1/25/2002 11500 8000 6150 2/1/2002 12000 7750 6150 2/8/2002 12250 7400 6150 2/15/2002 12250 8000 6250 2/22/2002 13750 8100 6500 3/1/2002 14250 8500 6750 3/8/2002 14250 8500 6750 3/15/2002 14500 8750 6850 3/22/2002 14500 8750 7200 3/29/2002 14500 8700 7200 4/5/2002 15000 8700 7250 4/12/2002 15000 9000 7250 4/19/2002 15250 9000 7250 4/26/2002 15000 8900 7350 5/3/2002 14500 8800 7350 5/10/2002 13500 8900 7350 5/17/2002 13500 8500 7400 5/24/2002 13750 8600 7350 5/31/2002 14250 8500 7350 6/7/2002 14250 8250 7250 6/14/2002 14250 8000 7250 6/21/2002 14250 8000 7200 6/28/2002 14250 8000 7200 7/5/2002 13750 8100 7200 7/12/2002 13750 8400 7200 7/19/2002 13750 8400 7200 7/26/2002 13750 8400 7200 8/2/2002 13800 8500 7000 8/9/2002 13800 8600 7000 8/16/2002 14000 8700 7000 8/23/2002 14000 8700 7000 8/30/2002 14000 8800 7100 9/6/2002 14400 9250 7400 9/13/2002 15500 9500 7400 9/20/2002 15500 9650 7600 9/27/2002 15500 9650 7650 10/4/2002 16000 9500 7850 10/11/2002 15750 9500 7950 10/18/2002 16000 9500 8500 10/25/2002 16000 9500 8500 11/1/2002 16500 9500 8500 11/8/2002 16750 9750 8500 11/15/2002 16750 9500 8600 11/22/2002 16750 9500 9000 11/29/2002 17750 10250 9500 12/6/2002 18250 10750 9500 12/13/2002 18600 11000 9500 12/20/2002 18625 11250 9500 12/27/2002 18625 11500 9600 1/3/2003 18625 11500 9500 1/10/2003 19000 11750 9500 1/17/2003 19000 12250 9750 1/24/2003 18625 12000 9750 1/31/2003 18625 12375 9700 2/7/2003 18625 12625 9700 2/14/2003 18875 12625 9850 2/21/2003 19625 12375 10000 2/28/2003 19625 12500 10100 3/7/2003 19625 12375 10250 3/14/2003 19625 12500 10500 3/21/2003 20125 12500 11000 3/28/2003 20125 12500 11200 4/4/2003 21125 13000 11200 4/11/2003 21625 13500 11300 4/18/2003 21750 13250 11750 4/25/2003 21875 13250 11750 5/2/2003 21875 13250 11700 5/9/2003 22250 13625 11700 5/16/2003 23500 13750 11800 5/23/2003 23500 13500 11700 5/30/2003 22625 13250 11500 6/6/2003 22625 12750 11500 6/13/2003 22625 12875 11500 6/20/2003 22625 13000 11750 6/27/2003 22375 13500 11750 7/4/2003 22375 13875 11750 7/11/2003 22750 14100 11750 7/18/2003 24500 14325 12500 7/25/2003 25000 14625 12600 8/1/2003 25750 14625 12600 8/8/2003 27125 15450 13200 8/15/2003 27625 15375 13200 8/22/2003 27625 15500 13300 8/29/2003 27625 15500 13400 9/5/2003 27625 15750 13400 9/12/2003 31500 15850 13500 9/19/2003 32500 16500 13600 9/26/2003 32500 17500 14500 10/3/2003 44500 21000 15500 10/10/2003 55000 24000 18000 10/17/2003 58500 25375 20000 10/24/2003 56500 26500 22000 10/31/2003 55500 27500 22500 11/7/2003 55500 27500 22000 Source: Portland Cement Association; Baltic Exchange Index World Cement Consumption Developed Economies China Emerging Economies 2003 390000 810000 820000 2004 390000 900000 900000 2005 400000 1000000 900000 2006 411000 1127000 912000 2007E 419000 1237000 960000 2008E 426000 1337000 973000 Freight Markets

Eagle's cement production and cost FY92 FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07E Total Manufactured Tons Produced (L) 1474 1614 1660 1694 1752 1838 2000 2050 2070 2250 2240 2270 2390 2351 2800 2800 Manufactured Cost per Equivalent Ton (R) 40.31 36.9 38.72 38.94 38.31 38.93 37.48 39.16 41.82 39.77 40.8 42.01 43.95 46.86 54 60 Total Manufactured Tons Produced (L) Manufactured Cost per Equivalent Ton (R)

Eagle's Cement Quarterly Net Sales Price and Annual Margin Trend Q1 Margins Q2 Q3 Q4 FY98 64.57 22.33 66.08 65.12 64.8 FY99 68.06 25.17 69.69 68.84 68.13 FY00 70.41 23.09 69.94 68.72 67.4 FY01 68.46 24.97 68.24 67.46 65.98 FY02 68.89 24.65 68.87 66.89 65.04 FY03 67.88 23.17 68.1 66.77 63.64 FY04 66.56 20.04 66.64 65.72 64.79 FY05 68.34 20.93 70.05 71.75 73.59 FY06 78.55 24.47 82.55 83.24 90.03 FY07YTD 91.04 28.15 92.68 93.81 - $/Ton Actual February 2007 Price - $95/ton Net sales per ton (L) Margin per ton (R) $/Ton Sales Volume 2,153 2,258 2,296 2,387 2,441 2,361 2,518 2,753 3,200 3,243* (000 tons) * - anticipated full year FY07 sales volume

Wallboard Overview Demand for wallboard continues to decline New Residential construction has declined significantly across the country Non-residential construction remains strong Repair and remodel construction continues to increase Consolidated Industry From 12 U.S. producers in 1997 to 8 currently, with approximately 37 BSF annual capacity Wallboard production capacity to increase over next 3 to 4 years Primarily synthetic gypsum plants along the East coast Eagle's assets are well positioned Lowest cost producer New greenfield plant in South Carolina will be our highest margin plant Approximately 9% of U.S. industry capacity after South Carolina plant completed

Eagle's wallboard production and cost FY92 FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07E Total BSF Produced 0.323 0.376 0.487 0.586 0.672 0.714 1.091 1.151 1.374 1.649 1.89 1.956 2.496 2.547 2.83 2.615 Production Cost / MSF 58.92 63.77 56.47 65.16 59.74 60.56 64.58 64.02 63.02 65.95 61.38 63.69 63.85 67.536 73 75

Eagle's Wallboard Quarterly Net Sales Price and Annual Margin Trend Q1 Margins Q2 Q3 Q4 FY98 108.52 32.92 107.93 109.08 110.44 FY99 113.9 48.98 118.55 124.38 133.04 FY00 145.32 78.96 158.36 165.53 144.71 FY01 128.15 17.11 100.52 78.08 68.49 FY02 57.79 2.41 71.12 80.46 82.27 FY03 92.53 14.07 89.48 89.03 79 FY04 82.72 14.61 83.67 86.41 94.67 FY05 101.39 32.04 109.65 108.95 115.24 FY06 119.18 54.46 132.35 143.98 154.52 FY07YTD 167.85 82.93 175.69 159.73 - $/MSF Actual February 2007 Price - $142/msf Net sales per msf (L) Margin per msf (R) $/MSF Acquisition of Republic Gypsum and Paperboard Sales Volume 1,088 1,155 1,363 1,584 1,930 1,933 2,437 2,547 2,832 2,585* (mmsf) * - anticipated full year FY07 sales volume

Residential Construction - Near Term Outlook Falling permits Completions ahead of new starts impacting inventory overhang Residential mortgage delinquency rates have drifted up recently Foreclosures adding to inventory Months' supply of new and existing homes is putting downward pressure on new housing starts Months' supply of new and existing homes exceeds 6 months, which is greater than 20-year historical average Affordability a long-term issue for existing inventory The ratio of single family home price to median income is at an historical high - approximately 25% above any previous high 30-year fixed-rate mortgages and the unemployment rate remain low from an historical perspective, creating a positive driving force for affordable entry level new home construction

Non-Residential Construction - Near Term Outlook Commercial ABI Homes Completed 1996 56.6 50 1997 55.2 50 1998 55.4 50 1999 51.4 50 2000 50.3 50 2001 45.5 50 2002 47.8 50 2003 48.6 50 2004 52.3 50 2005 55.7 50 2006 57.5 50 Source: American Institute of Architects Non-residential construction Architectural Billings Index indicates continued growth in 2007 Commercial ABI Homes Completed Q106 56.1 50 Q206 55.2 50 Q306 59 50 Q406 59.6 50 With an approximate nine to twelve month lag time between architecture billings and construction spending, the index is a leading economic indicator of future nonresidential construction activity. Any score above 50 indicates an increase in billings.

1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E Residential Remodeling 147 144.42 149 153 152 163 160 168 171 179 182.2 Residential Repair and Remodel Construction - Near Term Outlook Source: NAHB Remodeling Forecast, December 2006. Near Term Outlook remains positive for Repair and Remodel Construction 10-year CAGR of 2%

Wallboard utilization outlook (numbers in billion square feet) CY 2005 CY 2006 CY 2007E Consumption Estimates: New Residential (42% of 2007 Demand) 18.9 16.4 13.5 New Commercial (24% of 2007 Demand) 6.7 7.6 7.8 Repair & Remodel (33% of 2007 Demand) 10.1 10.6 10.8 Manufactured Housing (1% of 2007 Demand) 0.5 0.4 0.4 Total 36.2 35.0 32.5 Average annual capacity 37.0 37.2 38.2 Average annual industry utilization 98% 94% 85% Source: Company estimates.

Annual Housing Starts 1959 1517 1960 1252.2 1961 1313 1962 1462.9 1963 1603.2 1964 1528.8 1965 1472.8 1966 1164.9 1967 1291.6 1968 1507.6 1969 1466.8 1970 1433.6 1971 2052.2 1972 2356.6 1973 2045.3 1974 1337.7 1975 1160.4 1976 1537.5 1977 1987.1 1978 2020.3 1979 1745.1 1980 1292.2 1981 1084.2 1982 1062.2 1983 1703 1984 1749.5 1985 1741.8 1986 1805.4 1987 1620.5 1988 1488.1 1989 1376.1 1990 1192.7 1991 1013.9 1992 1199.7 1993 1287.6 1994 1457 1995 1354.1 1996 1476.8 1997 1474 1998 1616.9 1999 1640.9 2000 1568.7 2001 1602.7 2002 1704.9 2003 1847.7 2004 1955.8 2005 2068.3 2006 1801.6 0 2010E 2000 0 2015E 2200 Long Term Outlook - New Residential Construction Source: Census Bureau Total Housing Starts

As the nation's population grows to 376 million, the USA will need 59 million new housing units by 2030. 9,850 6,278 7,945 3,638 7,120 3,707 14,109 4,597 1,869 Brookings Institute 12-13-04 "Opportunity to Rebuild America" In thousands of units Georgetown Long Term Outlook - New Residential Construction 14,109

Wallboard Industry Demand New Residential New Non-Residential Repair and Remodel Exterior Manufactured Housing Typical year in 1970's 9.9 1.5 3.1 0 0.9 2005 18.9 5.2 10.1 1.5 0.5 2010E 18 7.2 12.1 2 0.5 2015E 19.6 7.2 14 2.4 0.5 52% 15% 28% 1% 64% 10% 20% 5% 45% 18% 31% 1% 1% 45% 16% 32% 4% 5% 6% Total 15.4 36.2 39.8 43.7 Historical growth rate (1975 - 2006) - 3.7% Future growth rate (2006 - 2015) - 3.4%

Eagle at a Glance Industry Outlook Eagle's Growth Initiatives Taking Care of Our Shareholders Eagle Materials Inc.

Current growth initiatives Estimated Completion Date Approximate Cost Wallboard Greenfield Plant in South Carolina Late Calendar 2007 $150 Cement Modernization and Expansion of Illinois Cement Completed Under Budget <$65 Modernization and Expansion of Nevada Cement Late Calendar 2008 $200 Modernization and Expansion of Mountain Cement Calendar 2009 $120 TOTAL >$500 ($ in millions)

Georgetown, South Carolina Wallboard Project Project Background New gypsum wallboard plant with annual design capacity of 750 mmsf Long-term supply agreement for synthetic gypsum with Santee Cooper (South Carolina Public Service Authority) Increases Eagle's annual wallboard capacity by approximately 30% Greatly improves American Gypsum's distribution network Will be American Gypsum's highest-margin plant Project Update Construction began in late March 2006 On-time and on-budget Earth work and underground utilities substantially complete Foundations and concrete slabs nearly complete Steel framing nearly complete Installed incoming conveyers for delivery of synthetic gypsum from Santee Cooper Installation of process equipment underway Start-up scheduled for November 2007

Georgetown, South Carolina - Site

Growing the wallboard business Eagle's wallboard operations are geographically located to take advantage of the ongoing population shift to the sunbelt and the new Georgetown wallboard plant improves our distribution network allowing us to better serve these customers EAGLE PLANTS EAGLE PRIMARY MARKETS INDUSTRY CAPACITY INCREASES

Nevada Cement Modernization Project Background Plant located just east of Reno, Nevada Serves the Northern Nevada and Northern California cement markets Approximately $200 million investment Modernization includes: Expanding capacity by approximately 100% to 1.1 million tons Reducing operating costs significantly Project Status Design engineering complete Construction permit submitted Construction expected to start in Summer 2007 Project expected to be completed in Fall 2008

Mountain Cement Modernization Project Background Plant located in Laramie, Wyoming (serves the Mountain States region) Approximately $120 million investment Modernization includes: Expanding annual capacity by approximately 30% to 0.9 million tons Reducing operating costs significantly Project Status Construction permit submitted Construction expected to start in Spring 2008 Project expected to be completed in Summer 2009

Future Growth Opportunities Eagle continues to acquire additional raw material resources (Gypsum and Limestone) for future growth opportunities in our two main business lines: wallboard and cement.

Eagle Materials Growth Clear line of sight Sensible and well-defined plans Balance and discipline "Smart-sized" cement plants Energy efficient Modern and efficient wallboard plants Improved logistics Improved operational performance Modernization and expansion projects will lower operating costs Very low energy costs per unit Very low manpower costs per unit Very low raw material costs per unit Very low maintenance costs per unit Very low overhead costs per unit

The Nation's Highest Margin Construction Products Company* Cement Illinois Cement Company 5 stage preheater/precalciner Texas Lehigh Cement Company 4 stage preheater/precalciner Mountain Cement Company 5 stage preheater/precalciner Nevada Cement Company 5 stage preheater/precalciner Concrete/Aggregate Dominant local aggregates position American Gypsum Company Duke High speed board line Modern dryers Eagle High speed board line Modern dryer Bernalillo Medium speed board line Modern dryer Albuquerque Medium speed board line Modern dryer Georgetown, South Carolina High speed board line Modern dryer and steam Republic Paperboard High speed (3,000 ft/minute) Light-weight paper * Based on comparison of earnings before interest and taxes/revenues for the most recent reporting period for EXP comparable companies. See slide entitled "Explanation of Non-GAAP Items" in the Appendix.

Eagle's Growing Manufacturing Capacities... Before Expansions After Expansions Increase Wallboard (BSF) 3.0 3.8 +30% Cement (million tons) 2.7* 3.9 +50% Paper (000 tons) 285 320 +10% Aggregates (million tons) 5.5 7.5 +35% Concrete (000 cubic yards) 850 1,000 +20% .... and Reduced Production Costs per Unit After Expansions Wallboard cost of sales per unit expected to decline 5% Cement cost of sales per unit expected to decline 25% Paper cost of sales per unit expected to decline 5% Aggregates cost of sales per unit expected to decline 10% * The Illinois Cement expansion is complete and operational; however, for purposes of this analysis it has been treated as a future expansion.

Eagle at a Glance Industry Outlook Eagle's Growth Initiatives Taking Care of Our Shareholders Eagle Materials Inc.

Increased Shareholder Value Through Growth and Cost Reductions Our expansion and modernization projects are expected to increase Eagle Materials' operating earnings significantly $100 million assuming bottom-of-the-cycle pricing $125 million assuming middle-of-the-cycle pricing $170 million assuming top-of-the-cycle pricing

Eagle announced it will increase its annual dividend by approximately 14% Eagle has announced it will increase its annual dividend from $0.70 per share to $0.80 per share $0.70/share $0.80/share +14% Eagle's Prior Dividend Eagle's Increased Dividend Eagle's TTM Industry TTM * Payout 0.191 0.275 Eagle's Dividend (1) Industry Average * Payout 0.018 0.015 * Dow Jones Building Materials and Fixtures Composite Index (1) Based on $43.50 per share stock price

Creating Shareholder Value Strong cash flow from low-cost operations Balanced growth strategy focused on cement and wallboard Attractive annual dividend Yesterday Eagle's Board increased its annual cash dividend $0.10 per share to $0.80 per share Share repurchase program We have approximately 5.5 million shares remaining under the current repurchase authorization

Eagle Materials Inc. Question & Answer

Contact Information Steve Rowley, President and CEO Telephone: 214-432-2020 Email: srowley@eaglematerials.com Arthur Zunker, Senior Vice President and CFO Telephone: 214-432-2010 Email: azunker@eaglematerials.com Bill Devlin, Vice President - Controller Telephone: 214-432-2014 Email: bdevlin@eaglematerials.com Craig Kesler, Vice President - Investor Relations and Corporate Development Telephone: 214-432-2013 Email: ckesler@eaglematerials.com Eagle Materials Inc. NYSE: EXP www.eaglematerials.com

Appendix

Explanation of Non-GAAP Items EBIT represents net income, plus interest expense (less interest income) and provisions for income taxes. EBIT is a non-GAAP measure that provides supplemental information regarding the operating performance of our business without regard to financing methods or capital structures and is used as a benchmark for evaluating the creditworthiness of particular issuers. EBIT should not, however, be considered as an alternative to net income, operating income, cash flow from operations or any other measure of financial performance in accordance with GAAP. EBIT for our trailing twelve-months of $322.6 can be reconciled to net income by adding to net income the following amounts: interest expense, $6.1 million and provision for income taxes, $106.7 million.